EXHIBIT 99.1

Saxon Capital, Inc.
December 31, 2005

Forward Looking Statement
Statements in this presentation other than statements of historical fact, are “forward-looking statements” that are based on current expectations and assumptions. These expectations and assumptions are subject to risks and uncertainty, which could affect Saxon’s future plans.
Saxon’s actual results and the timing and occurrence of expected events could differ materially from its plans and expectations due to a number of factors, such as (i) changes in overall economic conditions and interest rates, (ii) Saxon’s ability to successfully implement its growth strategy, (iii) Saxon’s ability to sustain loan origination growth at levels sufficient to absorb costs of production and operational costs, (iv) continued availability of credit facilities and access to the securitization markets or other funding sources, (v) deterioration in the credit quality of Saxon’s loan portfolio, (vi) lack of access to the capital markets for additional funding, (vii) challenges in successfully expanding Saxon’s servicing platform and technological capabilities, (viii) Saxon’s ability to remain in compliance with federal tax requirements applicable to REITs, (ix) Saxon’s ability and the ability of its subsidiaries to operate effectively within the limitations imposed on REITs by federal tax rules, (x) changes in federal income tax laws and regulations applicable to REITs, (xi) unfavorable changes in capital market conditions, (xii) future litigation developments, (xiii) competitive conditions applicable to Saxon’s industry, and (xiv) changes in the applicable legal and regulatory environment.  You should also be aware that all information in this presentation is as of March
31, 2006.  Saxon undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

Saxon Capital, Inc.

Saxon Mortgage, Inc.®

Saxon Mortgage Services, Inc.SM

Saxon Capital, Inc.SM

Who We Are
Taxable REIT
Subsidiary (TRS)
Production and Servicing Channels
Qualified REIT
Subsidiary (QRS)
Owned Portfolio

Saxon is a residential mortgage lender and servicer that manages a portfolio of mortgage assets.  Saxon originates, purchases, securitizes, and services real property secured mortgages, and elects to be treated as a real estate investment trust (REIT) for federal tax purposes.

Originate/
Purchase
Mortgage
Loans
Securitize
Loan
Performance
Underwriting
CapitalMarkets
Servicing
Core Competencies

Growth in Dividend and Capital
Portfolio
Growth
Breadth
Of Product
Line
Investment
In Technology
3rd Party
Servicing
Growth
Saxon’s Strategy

QRS
TRS
•
Growth in Owned Portfolio
•
  Maintain Pricing Discipline
•
  Maintain Credit Discipline
•
Growth in Originations
•
  Growth in 3rd Party
Servicing
•
  Technology investments to
    drive costs down
•
  Whole loan sales
Saxon’s Strategy

Diluted EPS

($0.56)
($0.06)
$2.25
$2.91
$2.18
2001 (Q3-Q4)
2002
2003
2004
2005

Return on Equity

(15.5)%
(0.7)%
24.3%
23.6%
18.8%
4Q 2001
2002
2003
2004
2005

Revenues

$11,379
$88,336
$217,056
$254,970
$258,522
7/6/01 to 12/31/01
2002
2003
2004
2005

Shareholders' Equity (000's)

$242,486
$242,584
$313,730
$587,073
$593,135
2001
2002
2003
2004
2005

Saxon Capital, Inc.

Saxon’s Proven Track Record
Data as of 12/31/05

$2,088
$2,334
$2,296
$2,843
$3,495
$3,349
2000
2001
2002
2003
2004
2005

Saxon Capital, Inc.

Sources of Portfolio Growth
Portfolio
Growth
Retail
21.3%
Wholesale
45.1%
Correspondent
Flow
28.0%
Correspondent Bulk
5.6%
Originations 12/31/01 – 12/31/05
$3,495
Production ($ in millions)
Does not include called loans.
Data as of 12/31/05

WA
OR
CA
NV
ID
MT
WY
UT
AZ
NM
CO
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
MS
AL
GA
FL
SC
NC
TN
KY
IL
IN
OH
MI
WI
PA
NY
VT
NH
ME
MA
CT
RI
DE
VA
WV
AK
CA = 22%
5.0 - 9.0 %
3.0 - 5.0 %
2.0 - 3.0 %
1.0 - 2.0 %
.05 - 1.0 %
.01 - .05 %

Saxon Capital, Inc.

Portfolio Geographic Dispersion
Data as of 12/31//05

Credit Score	Funded Volume (000's)	% of Total Funded Volume	WAC - Fixed	WAC - ARM	WA CREDIT SCORE	WA CLTV
> 650	$198,097	21.81%	7.75%	7.45%	687	81.38%
601-650	$304,548	33.53%	7.84%	7.62%	623	80.88%
551-600	$276,936	30.49%	8.12%	7.96%	577	77.67%
526-550	$63,762	7.02%	8.70%	8.57%	538	74.42%
< 525	$63,580	7.00%	9.03%	8.90%	511	72.26%
N/A**	$1,362	0.15%	8.34%	8.82%	N/A	68.50%
Totals	**$908,286**	**100%**	**7.98%**	**7.87%**	**609**	**78.93%**

** These loans have unavailable credit scores

WA = Weighted Average

12-Mth Bank Statements 4%
Stated Doc 29%
Limited Doc. 2%
Full Doc. 65%

Fixed 24%
2 Yr Hybrid 20%
3-5 Yr Hybrid 16%
I/O ARM 24%
40/30 ARM 16%

Saxon Capital, Inc.

Fourth Quarter 2005
Production Statistics
Data as of 12/31/05

Credit & Servicing Statistics

$24.0
$20.0
$16.0
$12.0
$8.0
$4.0
$0.0
2001
2002
2003
2004
2005
Owned
Third Party

Saxon Capital, Inc.

Servicing Portfolio
$18.4 billion
= 74%
$6.4 billion
= 26%
Data as of 12/31/05

Credit Score*	2005	2004	2003	2002	2001	2000	1999
> 650	24.98%	31.11%	44.32%	29.19%	17.94%	6.61%	5.51%
601-650	33.90%	30.94%	20.56%	24.56%	18.48%	11.19%	14.57%
551-600	28.02%	23.35%	23.22%	29.28%	35.65%	40.93%	44.47%
526-550	7.22%	7.84%	7.35%	11.08%	16.60%	23.06%	19.85%
< 525	5.74%	6.40%	4.16%	5.89%	11.33%	18.21%	15.58%
Other	0.13%	0.36%	0.39%	-	-	-	-

Saxon Capital, Inc.

Data as of 12/31/05
Credit Grade Migration

35%
30%
25%
20%
15%
10%
5%
0%
Serious Delinquency %
1
8
15
22
29
36
43
50
57
64
71
78
85
92
99
106
Time (in months)
2000
2001
1999
1998
2002
2003
1996-97
Total SCI
2004
2005

Saxon Capital, Inc.

Performance:  Static Pool Delinquency
Data as of 12/31/05
1996 – 2000 = 9.1%                      2003 = 17.3%
2001 = 5.3%                                2004 = 38.7%
2002 = 8.5%                                2005 = 21.0%
Outstanding Portfolio Balance by Year:

5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
% of Original Balance
1
4
7
10
13
16
19
22
25
28
31
34
37
40
43
46
49
52
55
58
61
64
67
70
Time (in months)
SAXN 2001
SAXN 2002
SAXN 2003
SAXN 2004
2001 Proj
2002 Proj
2003 Proj
2004 Proj

Saxon Capital, Inc.

Performance:  Saxon Portfolio Static Pool Losses
by Year of Origination
Data as of 12/31/05

6.00%
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
% of Original Balance
1 5 9 13 17 21 25 29 33 37 41 45 49 53 57 61 65 69 73 77 81 85 89 93 97 101 105 109 113 117
Time (in months)
2000
1999
1998
2001
1997
2002
1996
2003
Total SCI

Saxon Capital, Inc.

Performance:  Static Pool Losses
by Year of Origination
Data as of 12/31/05
Total Cumulative Losses:
1998 = 4.10%        2001 = 3.78%       2004 = 0.10%
1999 = 5.12%        2002 = 1.67%
2000 = 5.64%        2003 = 0.45%

Decline in Asset value= 1- Sales Price/UPB
Severity= Losses / UPB

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
Loss Severity
608
1198
533
660
1149
1049
614
693
757
666
469
237
288
151
76
109
94
40
17
9
3
Loans in a Security
4,726
8,735
3,726
4,695
7,821
6,861
4,433
4,697
5,768
5,846
7,249
4,613
7,049
4,887
3,667
6,311
7,544
7,623
5,490
5,573
4,369
1999-02
1999-03
1999-05
2000-01
2000-02
2000-03
2000-04
2001-01
2001-02
2001-03
2002-01
2002-02
2002-03
2003-01
2003-2
2003-3
2004-1
2004-2
2004-3
2005-1
2005-2
Total
Decline In Asset Value
Liquidation Expenses
Interest Advances

Saxon Capital, Inc.

Loss Severity
Data as of 6/30/05
Data as of 12/31/05

Benchmark
Saxon
Lender A
Lender B
Lender C
Lender D
Lender F
Lender G
Lender H
Lender E
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
< 500
500 - 519
520 - 539
540 - 559
560 - 579
580 - 599
600 - 619
620 - 639
640 - 659
660 - 679
> 680

Saxon Capital, Inc.

Data as of 12/31/05
Performance:  2004 Delinquency by Credit Score
Saxon vs. Peer Group
Benchmark Securities:

ABFC, ABS, ACE, AMERIQUEST, ARC/SASCO, ARGENT, BEAR STEARNS, C-BASS, CENTEX, CHASE FUNDING, COUNTRYWIDE,
CSFB, DELTA, DLJ, EQUICREDIT, EQUITY ONE, FIELDSTONE, FIRST FRANKLIN, FREMONT, GSAMP/GSMPS, LONG BEACH,
MASTR, MERRILL LYNCH, MORGAN STANLEY, NEW CENT
SOURCE: LPS Truestandings    PERIOD: EOM, October 2005
OTS Method: 60+ Delinquency

•
SAX has a culture of
discipline in growth,
credit, and servicing.
•
Creating assets for
our balance sheet
and managing a REIT
require similar
discipline.
•
SAX has a
servicing platform
that is highly
rated and
scalable.
•
Servicing
business will grow
TRS and SAX
equity base.
•
SAX has been
building its
on-balance sheet
portfolio since
2001.
•
Portfolio at
12/31/05 is $6.4
billion.
•
SAX’s
management
team has one of
the strongest
reputations in the
industry.
•
Team has been
together since
pre-divestiture.
Strong
Management
Existing
Portfolio
Servicing
Platform
Discipline
Summary

Thank You for Your Investment
www.saxonmortgage.com